Earnings Conference Call - First Quarter 2013

May 7, 2013

John Wiehoff, Chairman & CEO

Scott Hagen, Corporate Controller

Tim Gagnon, Director Investor Relations

© 2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Safe Harbor Statement

Except for the historical information contained herein, the matters set forth in this presentation and the accompanying earnings release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to such factors as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; competition and growth rates within the third party logistics industry; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight, and changes in relationships with existing truck, rail, ocean and air carriers; changes in our customer base due to possible consolidation among our customers; our ability to integrate the operations of acquired companies with our historic operations successfully; risks associated with litigation and insurance coverage; risks associated with operations outside of the U.S.; risks associated with the potential impacts of changes in government regulations; risks associated with the produce industry, including food safety and contamination issues; fuel prices and availability; and the impact of war on the economy; and other risks and uncertainties detailed in our Annual and Quarterly Reports.

We have included herein certain non-GAAP financial information, including certain fiscal 2012 information adjusted to reflect acquisitions and a divestiture that occurred during 2012. In addition to helping us assess our operating performance, we believe that these non-GAAP financial measures assist investors in understanding our operations and results. However, non-GAAP results should not be regarded as a substitute for corresponding GAAP measures, and should be viewed in conjunction with our consolidated financial statements prepared in accordance with GAAP. Reconciliations of such non-GAAP information to actual results are set forth in Appendices A and B.

© 2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Q1 2013 Results

In thousands, except per share amounts

Three months ended March 31

2013 2012 % Change

Total revenues $2,994,267 $2,552,114 17.3%

Total net revenues $455,722 $414,746 9.9%

Income from operations $168,706 $169,545 -0.5%

Net income $103,343 $106,500 -3.0%

Earnings per share (diluted) $0.64 $0.65 -1.5%

• Net revenue increases from acquisitions and organic growth

• Volume increases in most services

• Margin compression continues

© 2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

2013 Actual Compared to 2012 Pro Forma

In thousands

Three months ended March 31

2013 Actual 2012 Actual T-Chek Operations Phoenix Operations 2012 Pro Forma % Change Pro Forma

Total net revenues $455,722 $414,746 -$12,775 $36,881 $438,852 3.8%

Personnel expenses 212,645 183,438 -4,015 19,681 199,014 6.8%

Selling, general & admin 69,324 60,921 -2,988 8,798 66,731 3.9%

Acquisition amortization 5,047 842 0 4,066 4,908 2.8%

Total operating expenses 287,016 245,201 -7,093 $32,545 270,653 6.0%

Income from operations $168,706 $169,545 -$5,682 $4,336 $168,199 0.3%

Percent of net revenue 37.0% 40.9% 44.5% 11.8% 38.3% -3.4%

• 2012 Pro Forma includes the effects of the disposition of T-Chek and acquisition of Phoenix as if they had occurred at the beginning of our 2012 fiscal year. A reconciliation of actual results to pro forma appears in Appendix A.

• Pro Forma net revenues increased 3.8%.

• Phoenix results reflect a lower income from operations as percent of net revenue than historical company operations.

© 2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Transportation Results Q1 2013

In thousands

Three months ended March 31

2013 2012 % Change

Total revenues $2,603,182 $2,176,797 19.6%

Total net revenues $421,252 $367,216 14.7%

Net revenue margin 16.2% 16.9% -4.1%

Transportation margin percentage history

2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Q1 17.7% 17.8% 16.8% 17.4% 18.3% 20.2% 18.2% 22.6% 17.4% 17.2% 16.9% 16.2%

Q2 16.1% 15.9% 15.4% 16.3% 17.1% 17.9% 15.4% 20.6% 15.8% 16.2% 14.9%

Q3 15.6% 16.0% 15.9% 16.3% 17.5% 18.0% 15.9% 19.8% 16.6% 16.4% 15.6%

Q4 16.2% 15.8% 16.0% 15.7% 18.3% 17.7% 19.0% 18.3% 17.6% 16.3% 15.8%

• Transportation revenue mix change from the acquisition of Phoenix, international forwarding share increased in 2013

• Cost of transportation increased at a higher rate compared to pricing to our customers in most transportation services.

© 2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Truckload Results Q1 2013

Net revenues in thousands

Three months ended March 31

2013 2012 % Change

$268,604 $263,582 1.9%

Year over year change

Quarter

Volume 9%

Pricing * 1.5%

Net revenue margin

*Excluding estimated impact of fuel

• Truckload volume growth largely offset by margin compression

• North American truckload volume up 5%

• North American truckload cost per mile increased approximately 2.5%, pricing to our customers increased approximately 1.5%

• Market conditions continue to reflect a balanced market with less transactional opportunities

• Shipper/ Receiver cost optimization initiatives continue

• Competitive environment

© 2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

LTL Results Q1 2013

Net revenues in thousands

Three months ended March 31

2013 2012 % Change

$58,491 $51,827 12.9%

Year over year change

Quarter

Volume 12%

Pricing

Net revenue margin

• Total shipments increased approximately 12%.

• Margins lower in the first quarter of 2013 compared to first quarter of 2012, but were in line with longer term historical norms.

© 2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Intermodal Results Q1 2013

Net revenues in thousands

Three months ended March 31

2013 2012 % Change

$9,101 $9,711 -6.3%

Year over year change

Quarter

Volume

Pricing

Net revenue margin

• Slight volume decline and higher cost of capacity

• Continued mix shift

• Large customers comprise a higher share of the revenue

• Lane mix change

• Less spot market/ transactional opportunities

© 2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Phoenix Integration Update

In thousands

OCEAN, AIR, AND CUSTOMS NET REVENUE

Three months ended March 31

2013 2012 % Change

Actual C.H. Robinson net revenue $67,862 $28,034 142.1%

Phoenix net revenue * $36,881

Total * $67,862 $64,915 4.5%

* See Appendix A

• Customer Integration - successfully retained Phoenix customers

• Retained key talent and the leadership team and structure are in place

• Office integrations are underway in Asia, Europe and North America

• Successfully negotiated joint service contracts

© 2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Global Forwarding Results Q1 2013 Ocean, Air and Customs

Net revenues in thousands

Three months ended March 31

2013 2012 % Change

Ocean $42,488 $15,761 169.6%

Air $16,768 $8,873 89.0%

Customs $8,606 $3,400 153.1%

OCEAN Quarter

Volume

Pricing

Net revenue margin

AIR Quarter

Volume

Pricing

Net revenue margin

• Significant net revenue growth due primarily to the acquisition of Phoenix International, as well as organic sales growth.

© 2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Other Logistics Services Results Q1 2013

Net revenues in thousands

Three months ended March 31

2013 2012 % Change

$17,194 $14,062 22.3%

• Services include Transportation Management, Warehousing and Small Parcel

• Other Logistics Services continues to achieve strong growth

© 2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Sourcing Results Q1 2013

Sourcing in thousands

Three months ended March 31

2013 2012 % Change

Total revenues $387,852 $359,730 7.8%

Total net revenues $31,846 $31,943 -0.3%

Net revenue margin 8.2% 8.9% -7.5%

• Case volume growth approximately 6%

• Volatile weather and commodity markets negatively impacted net revenue margins

© 2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

2013 Actual Compared to 2012 Actual and 2012 Pro Forma

In thousands

Three months ended March 31

	2013 Actual	2012 Actual	T-Chek Operations	Phoenix Operations	2012 Pro Forma	% Change Actual	% Change Pro Forma
Total net revenues	$455,722	$414,746	-$12,775	$36,881	$438,852	9.9%	3.8%
Operating expenses:							
Personnel expenses	$212,645	$183,438	-$4,105	$19,681	$199,014	15.9%	6.8%
Percent of net revenues	46.7%	44.2%	32.1%	53.4%	45.3%		
Other operating expenses	$74,371	$61,763	-$2,988	$12,864	$71,639	20.4%	3.8%
Percent of net revenues	16.3%	14.9%	23.4%	34.9%	16.3%		
Total Operating expenses	287,016	245,201	-7,093	$32,545	270,653	17.1%	6.0%
Income from Operations	$168,706	$169,545	-$5,682	$4,336	$168,199	-0.5%	0.3%
Percent of net revenues	37.0%	40.9%	44.5%	11.8%	38.3%		

- Additional payroll tax expense in first quarter 2013 of approximately $3 million related to the delivery of previously vested restricted equity awards.
- Headcount increases partially offset by declines in variable incentive plans based on earnings growth
- 2013 other operating expense increases largely from operations of acquired business and additional purchase price amortization of approximately $4 million per quarter.
- One less business day in the U.S. in the first quarter of 2013 compared to the first quarter of 2012.
- A reconciliation of actual results to pro forma appears in Appendix A.

© 2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

12

C.H. ROBINSON

Other Financial Information

In thousands, except share and per share amounts

Three months ended March 31

Cash flow data

2013 2012 % Change

Net cash provided by

-$58,050 $77,084 -175.3%

operating activities

Capital expenditures, net $10,177 $13,820 -26.4%

Three months ended March 31

Effective tax rate

2013 2012 % Change

Effective tax rate 38.7% 37.3% 3.9%

Balance sheet data

March 31, 2013

Cash & cash equivalents $159,900

Current assets $1,690,579

Total assets $2,830,560

Current debt balance $390,629

Current liabilities $1,249,427

Stockholder’s equity $1,489,685

Repurchases of common stock

Repurchase Withheld on deliveries Total

Shares 851,555 712,037 1,563,592

Average price per

$58.10 $65.91 $61.66

share

Total cost of

$49,475 $46,933 $96,408

shares

© 2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Our Performance over time

(1) 2012 Net Income and E.P.S. represents adjusted results excluding Non-Recurring Transaction Impacts related to the acquisition of Phoenix International Freight Services LTD. and Apreo Logistics S.A. and the divestiture of T-Chek Systems Inc. A reconciliation of adjusted results appears in Appendix B.

ts Reserved.

A look ahead

• T-Chek comparisons will remain a variance through the year

• Goal to improve our Global Forwarding results on the combined CHRW/ Phoenix business over the next 3-5 years

• Truckload margin compression will remain a challenge under the current market conditions

• We will continue to aggressively sell and pursue market share gains, while managing the productivity challenges of a more competitive market

*See safe harbor statement on slide 2 regarding forward-looking statements

© 2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Appendix A: 2012 Actual to Pro Forma Reconciliation

In thousands

Three months ended March 31

2012 Actual T-Chek Operations (1) Phoenix Operations (1) 2012 Pro Forma

Total revenues $2,552,114 -$12,775 $187,192 $2,726,531

Purchased transportation and related services 1,809,581 $0 150,311 1,959,892

Purchased products sourced for resale 327,787 0 0 327,787

Total purchased services and products 2,137,368 $0 150,311 2,287,679

Net revenues (2) 414,746 -12,775 36,881 438,852

Personnel expenses 183,438 -4,105 19,681 199,014

Selling, general and administrative expenses 60,921 -2,988 8,798

Amortization of acquisition intangibles 842 0 4,066 4,908

Total other operating expenses 245,201 -7,093 32,545 270,653

Income from Operations $169,545 -$5,682 $4,336 $168,199

1. Adjustments have been made to historical Phoenix operations for the amortization expense of finite-lived intangible assets recorded in connection with the acquisition ($4,066), rent expense for lease agreements entered into in connection with the acquisition ($84), and depreciation on a building acquired in the acquisition ($37). There were no pro forma adjustments to the T-Chek historical results.

2. Net revenues are our total revenues less purchased transportation and related services and purchased products sourced for resale.

© 2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Appendix B: 2012 Summarized Adjusted Income Statement

In thousands, except per share amounts

Twelve months ended December 31, 2012

	2012 Actual	Non-recurring Acquisition Impacts	Non-recurring Divestiture Impacts	Adjusted
Total net revenues	**$1,717,571**			**$1,717,571**
Personnel expenses (1)	766,006	-385	-34,207	731,414
Other operating expenses (2)	276,245	-10,225	-379	265,641
Total operating expenses	**1,042,251**	**-10,610**	**-34,586**	**997,055**
Income from operations	**675,320**	**10,610**	**34,586**	**720,516**
Investment & other income (3)	283,142		-281,551	1,591
Income before taxes	958,462	10,610	-246,965	722,107
Provision for income taxes	364,658	2,745	-92,303	275,100
Net income	**$593,804**	**7,865**	**-$154,662**	**$447,007**
Net income per share (diluted)	3.67			2.76
Weighted average shares (diluted)	161,946	185 (4)	92 (5)	161,669

To assist investors in understanding our financial performance, we supplement the financial results that are generated in accordance with the accounting principles generally accepted in the United States, or GAAP, with non-GAAP financial measures, including non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income and non-GAAP diluted net income per share. We believe that these non-GAAP measures provide meaningful insight into our operating performance excluding certain event-specific charges, and provide an alternative perspective of our results of operations. We use non-GAAP measures to assess our operating performance for the quarter. Management believes that these non-GAAP financial measures reflect an additional way of analyzing aspects of our ongoing operations that, when viewed with our GAAP results, provides a more complete understanding of the factors and trends affecting our business.

1) The adjustment to personnel consists of $33 million of incremental vesting expense of our equity awards triggered by the gain on the divestiture of T-Chek. The balance consists of transaction related bonuses.
2) The adjustments to other operating expenses reflect fees paid to third parties for:
   a) Investment banking fees related to the acquisition of Phoenix
   b) External legal and accounting fees related to the acquisitions of Apreo and Phoenix and the divestiture of T-Chek.
3) The adjustment to investment and other income reflects the gain from the divestiture of T-Chek.
4) The adjustment to diluted weighted average shares outstanding relates to the shares of C.H. Robinson stock issued as consideration paid to the sellers in the acquisition of Phoenix.
5) The adjustment to diluted weighted average shares outstanding relates to the additional vesting of performance-based restricted stock as a result of the gain on sale recognized from the divestiture of T-Chek.

© 2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

17

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© 2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.